THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

LOAN AND CANCELLATION OF CONVERTIBLE NOTE AGREEMENT

THIS AGREEMENT dated as of the 3rd day of March, 2010

BETWEEN:

DORAL ENERGY CORP., a Nevada corporation with a
corporate office at West Wall, Suite 500, Midland, TX 79701

(hereinafter called the "Company")

OF THE FIRST PART

AND:

EDWARD AJOOTIAN, an individual having an address at
85 Robert Street Suite 32, Boston MA 02131

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS:

A. Pursuant to a subscription agreement between the Company and the Lender accepted by the Company on or about December 14, 2009, the Company issued to the Lender a convertible note in the principal amount of $200,000 (the “Convertible Note”);

B. The Lender has agreed to lend to the Company an additional $50,000 and to cancel the Convertible Note on the terms and conditions set forth in this Agreement,

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1. INTERPRETATION

1.1. Definitions. Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a)	“Convertible Note Indebtedness” means the principal amount of the Convertible Note, being $200,000;

(b)	"Event of Default" means any event set forth in Section 7.1;

(c)	“Exchange Act” means the Securities Exchange Act of 1934, as amended;

(d)	“Loan Amount” means the sum of $50,000;

(e)	“Promissory Notes” means the promissory notes issued by the Company to the Lender pursuant to Sections 2.4 and 3.4;

(f)	“Maturity” means May 1, 2010;

(g)	“Securities Act” means the Securities Act of 1933, as amended;

(h)

“Warrant” means a share purchase warrant entitling the holder thereof to purchase one (1) Warrant Share at the Warrant Exercise Price for the Warrant Term. The form of certificate for the Warrants and the terms and conditions applicable to the Warrant shall be substantially similar to that attached as Schedule B hereto;

(i)	“Warrant Exercise Price” means the exercise price of the Warrants, being $0.05 per share;

(j)	“Warrant Shares” means the shares of the Company’s common stock issuable upon exercise of the Warrants; and

(k)

“Warrant Term” means the period during which a Warrant may be exercised by the registered holder thereof, beginning on the date the Warrant is issued and ending at 5:00pm Pacific Time on the day that is three (3) years after the date the Warrant is issued, subject to the Company's right to accelerate the Warrant Term as set out in the terms and conditions of the Warrant.

1.2. Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3. Headings. The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4. References. Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan and Amendment to Convertible Note Agreement, including the Schedules hereto, together with any amendments thereof.

1.5. Currency. All dollar amounts expressed herein refer to lawful currency of The United States of America.

2. LOAN

2.1. Loan and Repayment. The Lender agrees to lend to the Company the Loan Amount. The Lender agrees to repay the Loan Amount on or before the Maturity Date.

2.2. Interest. The Company shall pay interest on the Loan Amount at the rate of 15% per annum, calculated annually, not in advance, from the date the Loan Amount is advanced to the Company and payable on the Maturity Date. After the Maturity Date, the Company shall pay interest on the Loan Amount and any accrued and unpaid interest at the aforesaid rate.

2.3. Advances. The Loan Amount shall be advanced by the Lender to the Company on execution of this Agreement, in the form of certified check, bank draft or wire transfer.

2.4. Promissory Note – Loan Amount. Upon receipt of the Loan Amount, the Company shall issue to the Lender a promissory note in the principal amount of the Loan Amount and in the form set out in Schedule A hereto.

2.5. Pre-Payment – Loan Amount. The Company shall not have the right to pre-pay all or any portion of the Loan Amount prior to the Maturity Date.

3. CONVERTIBLE NOTE INDEBTEDNESS

3.1. Repayment of Convertible Note Indebtedness. The Company agrees to repay the Convertible Note Indebtedness on or before the Maturity Date.

3.2. Interest on Convertible Note Indebtedness. The Company shall pay interest on the Convertible Note Indebtedness at the rate of 15% per annum, calculated annually, not in advance, from December 14, 2009 and payable on the Maturity Date. After the Maturity Date, the Company shall pay interest on the Convertible Note Indebtedness and any accrued and unpaid interest at the aforesaid rate.

3.3. Surrender and Cancellation of Convertible Note. The Lender shall surrender the Convertible Note to the Company for cancellation and hereby agrees to remise, release and forever discharge the Company and its officers, directors, servants and agents (collectively, the “Company Releasees”) from any and all actions, causes of action, suits, debts, dues, sums of money, claims, demands and obligations whatsoever, in law or in equity, and whether known or unknown, suspected or unsuspected, which the Lender has or may in the future have against the Company Releasees or any of them in connection with or arising from the Convertible Note. This release is not intended to release the Company from its obligation to pay the Convertible Note Indebtedness and interest payable thereon pursuant to this Agreement.

3.4. Promissory Note – Convertible Note Indebtedness. Upon receipt of the Convertible Note for cancellation, the Company shall issue to the Lender a promissory note in the principal amount of the Convertible Note Indebtedness and in the form set out in Schedule A hereto.

3.5. Pre-Payment – Convertible Note Indebtedness. The Company shall not have the right to pre-pay all or any portion of the Convertible Note Indebtedness prior to the Maturity Date.

4. SHARE PURCHASE WARRANTS

4.1. Share Purchase Warrants. Upon receipt of the Loan Amount, the Company shall issue to the Lender Warrants to purchase up to 2,000,000 Warrant Shares at the Warrant Exercise Price for the Warrant Term.

4.2. Restricted Securities. The Lender acknowledges that the Warrants, and the Warrant Shares will be “restricted securities” within the meaning of the Securities Act and will be issued to the Lender in accordance with an exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D of the Securities Act based on the representations and warranties of the Lender in this Agreement.

4.3. Restrictions on Transfer. The Lender agrees to resell or transfer the Warrants, and the Warrant Shares, pursuant only to an effective registration under the Securities Act or to an available exemption from the registration requirements of the Securities Act and that the Company may refuse to register any resale or transfer not made pursuant to an effective registration under the Securities Act or to an available exemption from the registration requirements of the Securities Act.

4.4. Legend. The Lender acknowledges and agrees that all certificates representing the Warrants and Warrant Shares will be endorsed with a restrictive legend substantially similar to the following in accordance with Regulation D of the Securities Act or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE

REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.”

5. EXTENSIONS & WAIVER

5.1. Extensions. The Lender may grant extensions as the Lender may see fit without prejudice to the liability of the Company or to the Lender's rights under this Agreement or under the Promissory Notes.

5.2. Waiver. The Lender may waive any breach by the Company of this Agreement or of any default by the Company in the observance or performance of any covenant or condition required to be observed or performed by the Company hereunder or under the Promissory Notes. No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

6. REPRESENTATIONS AND WARRANTIES

6.1. Representations, Warranties and Covenants of the Lender. The Lender represents, warrants and covenants to and with the Company as follows, and acknowledges that the Company is relying upon such representations, warranties and covenants in entering into this Agreement:

(a)	The Lender has read the definition of an “accredited investor” provided in Rule 501 of Regulation D of the Securities Act and the Lender qualifies as an "accredited investor" as so defined.

(b)

The Lender acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only persons who can afford the loss of their entire investment should consider investing in the Company. The Lender is an investor in securities of businesses in the development stage and acknowledges that the Lender is able to fend for himself/herself/itself, can bear the economic risk of the Lender's investment, and has such knowledge and experience in financial or business matters such that the Lender is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

(c)	If the Lender is not an individual, was not organized for the purpose of acquiring the Company’s securities.

(d)

The Lender has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the Exchange Act, including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company. The Lender has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Lender's legal and financial advisors. The Lender believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to invest in the Company and that the Lender has had full opportunity to discuss this information with the Lender’s legal and financial advisors prior to executing this Agreement.

(e)

The Lender acknowledges that the offering of the Company’s securities contained in this Agreement has not been reviewed by the SEC and that the Warrants are being, and that the Warrant Shares will be, issued by the Company pursuant to an exemption from registration under the Securities Act.

(f)

The Lender understands that the Warrants and the Warrant Shares will be characterized as "restricted securities" under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Lender represents that the Lender is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(g)

The Warrants and the Warrant Shares will be acquired by the Lender for investment for the Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. The Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Warrants or Warrant Shares.

(h)	The Lender is not aware of any advertisement or general solicitation regarding the offer or sale of the Company’s securities.

(i)	This Agreement has been duly authorized, validly executed and delivered by the Lender.

(j)

The Lender has satisfied himself/herself/itself as to the full observance of the laws of the Lender's jurisdiction in connection with any invitation to subscribe for the Company’s or any use of this Agreement, including (i) the legal requirements within the Lender's jurisdiction for the purchase of the Warrants and the Warrant Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Warrants and the Warrant Shares; and (v) any restrictions on transfer applicable to any disposition of the Warrants and the Warrant Shares imposed by the jurisdiction in which the Lender is resident.

6.2. Representations. The Company represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

(a)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)

The Warrant Shares, when issued in accordance with the terms and conditions of the Warrants, will be duly and validly issued, fully paid and non-assessable shares of Common Stock in the capital of the Company.

(c)

The Company has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation any agreement to which the Company is a part.

7. EVENTS OF DEFAULT AND REMEDIES

7.1. Events of Default. Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a)	if the Company defaults in the payment of any monies due hereunder as and when the same is due;

(b)	if the Company defaults in the observance or performance of any other provision hereof;

(c)	if the Company commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency; or

(d)	if the Company makes default in the due payment, performance or observance, in whole or in part, of any debt, liability or obligation of the Company to the Lender, whether secured hereby or otherwise.

7.2. Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Company has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Company, declare this Agreement to be in default. At any time thereafter, while the Company shall not have remedied such Event of Default, the Lender, in its discretion, may:

(a)	declare the Loan Amount, the Convertible Note Indebtedness and other monies owing by the Company to the Lender to be immediately due and payable;

(b)	demand payment from the Company and exercise all remedies available to the Lender.

8. MISCELLANEOUS

8.1. Notices. Any notice required or permitted to be given under this Agreement or the Promissory Note shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the addresses first set out above. Any notice so given shall:

(a)	if delivered, be deemed to have been given at the time of delivery;

(b)

if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labor dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c)	if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

8.2. Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

8.3. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

8.4. Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

8.5. No Merger of Judgment. The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

8.6. Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

8.7. Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

8.8. Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of Nevada and the parties hereto agree to submit to the jurisdiction of the courts of Nevada with respect to any legal proceedings arising herefrom.

8.9. Independent Legal Advice. This Agreement has been prepared by O’Neill Law Group PLLC acting solely on behalf of the Company and the Lender acknowledges that it has been advised to obtain independent legal advice.

8.10. Time. Time is of the essence of this Agreement.

8.11. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

8.12. Counterparts. This agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

THE COMPANY:

DORAL ENERGY CORP.
by its authorized signatory:

/s/ E. Willard Gray, II
Name: E. Willard Gray, II
Title: CEO

THE LENDER:

/s/ Edward Ajootian
EDWARD AJOOTIAN

SCHEDULE A

FORM OF PROMISSORY NOTE

SCHEDULE A

FORM OF PROMISSORY NOTE

U.S. $

DORAL ENERGY CORP.
(Incorporated under the laws of the State of Nevada)

15% PROMISSORY NOTE
DUE MAY 1, 2010

     FOR VALUE RECEIVED, DORAL ENERGY CORP. (herein referred to as the “Company”) promises to pay to

EDWARD AJOOTIAN
(the “Lender”), the principal sum of

on or prior to May 1, 2010 (the “Maturity Date”), and to pay interest on the principal sum outstanding, at the rate of 15% per annum, calculated annually, not in advance, from [INSERT DATE LOAN AMOUNT ADVANCED OR DECEMBER 14, 2009] and payable on the Maturity Date.

The Company waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The Company agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by the Lender and in every case payment will be made to the holder of this Promissory Note instead of the Lender upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and the Lender or by any equities existing between the undersigned and the Lender and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

DORAL ENERGY CORP.

[DO NOT SIGN. SAMPLE ONLY.]
By:
E. Willard Gray, II, CEO

SCHEDULE B

FORM OF WARRANT CERTIFICATE

SCHEDULE B

FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

DORAL ENERGY CORP.
A NEVADA CORPORATION

COMMON STOCK PURCHASE
WARRANT CERTIFICATE NUMBER «Warrant_Cert_No»

«IssueDate»

1.	Issuance

THIS IS TO CERTIFY THAT, for value received, «NAME_OF_SUBSCRIBER_» of «Address_of_Subscriber» (the “Holder”), shall have the right to purchase from DORAL ENERGY CORP., a Nevada corporation (the “Corporation”), «Number_Units» («No_of_Warrants») fully paid and non-assessable shares of the Corporation’s common stock (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on the «ExpireDay» day of «ExpireMonth», «ExpireYear» (the “Expiration Date”) at an exercise price of $0.05 per share (the "Exercise Price").

2.	Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per Share payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of any fractional share, the Corporation shall round up or down the fractional amount to the nearest whole number.

3.	Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of Shares as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4.	Mutilation or Loss of Warrant

Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory

DORAL ENERGY CORP.	2
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5.	Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except to the extent set forth herein.

6.	Adjustments to Exercise Price for Stock Dividends, Stock Splits, Mergers, Recapitalizations, Etc.

The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the manner following:

(a)

If and whenever the shares at any time outstanding shall be, subdivided into a greater or consolidated into a lesser, number of shares, the Exercise Price shall be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation, the number of shares which can be purchased upon the exercise of this warrant certificate shall be increased or decreased proportionately as the case may be.

(b)

In case of any capital reorganization or of any reclassification of the capital of the Corporation or in case of the consolidation, merger or amalgamation of the Corporation with or into any other company, this Warrant shall after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation confer the right to purchase the number of shares or other securities of the Corporation or of the Corporation resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of this Warrant would have been entitled. On such capital reorganization, reclassification, consolidation, merger or amalgamation appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant so that the provisions set forth herein shall thereafter be applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of this Warrant.

(c)

The rights of the Holder evidenced hereby are to purchase shares prior to or on the date set out on the face of this Warrant. If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Corporation by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. The Corporation shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

(d)	The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

DORAL ENERGY CORP.	3
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

7.	Adjustment to Exercise Price for Additional Share Issuances

If at any time and from time to time after the date this Warrant is issued, the Company issues or sells Additional Shares (as defined below) in any transaction other than a transaction described in Section 6 for an Effective Price (as defined below) less than the Exercise Price (subject to adjustment for any events after the date this Warrant is issued), then the existing Exercise Price shall be reduced, as of the day after such Additional Shares were issued or sold, to a price equal to the Effective Price.

(a)

Additional Shares. “Additional Shares” means any shares of Common Stock issued or sold by the Company, or deemed to be issued or sold pursuant to this Section 7, after the date this Warrant is issued, whether or not subsequently reacquired or retired by the Company, other than shares of Common Stock (i) issued upon exercise of this Warrant, (ii) issued pursuant to any rights, options, warrants or other securities outstanding as of the date this Warrant is issued, and (iii) issued pursuant to any employee or consultant incentive plan or pursuant to any rights, options, warrants or other securities issued pursuant to any employee or consultant incentive plan.

(b)	Effective Price. For purposes of making any adjustment required under this Section 7, the “Effective Price” for a particular transaction means the number determined by the following formula:

The total consideration received or deemed under this Section 7 to have been received by the Company for the Additional Shares in the particular transaction
The total number of Additional Shares issued or sold, or deemed to be issued or sold pursuant to this Section 7, in the particular transaction

(c)	Determination of Consideration. For the purpose of making any adjustment required under this Section 7:

(i)

To the extent it consists of cash, the consideration received by the Company for any issue or sale of Additional Shares shall be deemed to be the amount of cash received by the Company for such issue or sale before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection therewith;

(ii)

To the extent it consists of property other than cash, the consideration received by the Company for any issue or sale of Additional Shares shall be deemed to be the fair value of that property as determined in good faith by the Company’s board of directors;

(iii)

If Additional Shares are sold together with other stock or securities of the Company, or rights, options or other securities for the purchase of, or convertible into, Additional Shares or other stock or securities of the Company (collectively, the “Other Securities”) for consideration which covers both the Additional Shares and the Other Securities, the consideration received by the Company for the issue or sale of the Additional Shares shall be deemed to be the total amount of consideration received by the Company for the Additional Shares and such Other Securities, without any of such consideration allocation made to the Other Securities.

DORAL ENERGY CORP.	4
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

(d)

Convertible Securities. For purposes of making any adjustment required under this Section 7, if rights, options or other securities for the purchase of, or convertible into, Additional Shares (collectively, the “Convertible Securities”), other than Convertible Securities issued pursuant to any employee or consultant incentive plan, are issued or sold by the Company after the date this Warrant is issued:

	(i)	the Company shall be deemed to have issued the maximum number of Additional Shares issuable upon the exercise or conversion of such Convertible Securities (the “Underlying Shares”); and

(ii)

the Company shall be deemed to have received as consideration for the issuance of such Underlying Shares an amount equal to the sum of the total amount of consideration, if any, received by the Company for the issuance of such Convertible Securities plus the total exercise price or conversion price payable for the total amount of such Underlying Shares without regard to any cashless exercise, anti-dilution or other similar clauses.

Notwithstanding any other provision to the contrary, in the case of a dispute as to the calculation of the Exercise Price as a result of any adjustment made in accordance with Section 6 or Section 7, the Company’s calculation shall be deemed conclusive absent manifest error.

8.	Transfer to Comply with the Securities Act and Other Applicable Securities Legislation

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Corporation, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of this Warrant and/or the stock purchasable hereunder. By acceptance of this certificate, the Holder acknowledges and agrees that:

(a)

The Holder is acquiring the Shares for its own account for investment, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(b)

The Holder does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(c)	The Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Shares;

(d)	The Holder is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Shares;

(e)	The Shares were offered to the Holder in direct communication between the Holder and the Corporation and not through any advertisement of any kind;

DORAL ENERGY CORP.	5
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

(f)	The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

All certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

9.	Warrant Acceleration

At any time and from time to time after the date this Warrant is issued, the Company shall have the right to accelerate the expiration date of the Warrants (the “Acceleration Right”) if:

(a)	A registration statement has been filed by the Company for the sale or resale of the Warrant Shares pursuant to the Securities Act and such registration statement has been declared effective;

(b)

The closing price for the Company’s common stock on the principal exchange or market on which the Company’s Common Stock trades is equal to or greater than $1.00 per share (subject to adjustment for forward or reverse stock splits, recapitalizations, stock dividends or other changes to the Company’s corporate or capital structure) for each of the 10 consecutive Trading Days prior to the date that the Company exercises the Acceleration Right (the “10 Day Period”); and

(c)	The total trading volume for the Company’s Common Stock on the principal exchange or market on which the Common Stock trades over the 10 Day Period is equal to or greater than 1,000,000 shares.

“Trading Day” means any day on which the principal exchange or market on which the Company;s Common Stock trades is open.

To exercise the Acceleration Right, the Company shall send written notice (an “Acceleration Notice”) of its intention to so exercise the Acceleration Right to the Holder within 5 business days after the end of the particular 10 Day Period. If the Company exercises the Acceleration Right, the Warrants shall expire at 5:00 PM Pacific time on the day that is 15 calendar days after the date that the Company first sends the Acceleration Notice to the Holder.

DORAL ENERGY CORP.	6
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

10.	Payment of Taxes

The Corporation shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Corporation’s satisfaction that no such tax or other charge is due.

11.	Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	DORAL ENERGY CORP.
Attention: Willard Everett Gray, II
415 West Wall, Suite 500
Midland, TX 79701

Tel: (432) 789-1180

with a copy to:	O’NEILL LAW GROUP PLLC
Attention: Christian I. Cu
435 Martin Street, Suite 1010
Blaine, Washington 98230

Fax: (360) 332-2291

HOLDER:	At the address set forth above.

12.	Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

DORAL ENERGY CORP. by its authorized signatory:

[DO NOT SIGN – SAMPLE ONLY]

Willard Everett Gray, III
Chief Executive Officer

NOTICE OF EXERCISE FORM

TO:	DORAL ENERGY CORP.
A Nevada Corporation (the “Corporation”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for ___________________________ shares (the “Shares”) of the common stock of Doral Energy Corp. referred to in the Common Stock Purchase Warrant Certificate «Warrant_Cert_No» surrendered herewith according to the terms and conditions thereof and herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Shares in accordance with the Warrant.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)

ADDRESS:

The Subscriber represents and warrants to the Corporation that:

(a)	The Subscriber has not offered or sold the Shares within the meaning of the United States Securities Act of 1933 (the “Securities Act”);

(b)

The Subscriber is acquiring the Shares for its own account for investment, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(c)

The Subscriber does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(d)	The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Shares;

(e)	The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Shares;

(f)	The Shares were offered to the Subscriber in direct communication between the Subscriber and the Corporation and not through any advertisement of any kind;

(g)	The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(h)	This subscription form will also confirm the Subscriber’s agreement as follows:

(i)

the Shares have not been registered under the Securities Act or applicable state “Blue Sky” laws and, therefore, the Shares may not be resold, transferred or hypothecated without the registration of the Shares, or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not necessary.

(ii)

Only the Corporation can take action to register the Shares under the Securities Act or applicable state securities law or to comply with the requirements for an exemption under the Securities Act or applicable state securities law.

	(iii)	The certificates representing the Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

	(iv)	The Subscriber is an “accredited investor”, as defined in Rule 501 of Regulation D of the Securities Act.

Please deliver a share certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this ______ day of _______________________, _______ .

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber: